Property and Equipment, Net (Details) - USD ($) $ in Thousands		Sep. 30, 2017	Sep. 30, 2016
Property and Equipment, Net [Abstract]
Buildings and improvements		$ 14,237	$ 14,204
Vehicles		379	378
Other equipment and devices		327	296
Total property and equipment		14,943	14,878
Less: accumulated depreciation		(4,573)	(4,016)
Property and equipment, net	[1]	$ 10,370	$ 10,863

[1]	All of the VIE's assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company's general assets (Note 3).